byrna®

PREPARED TO DEFEND | PREPARED FOR LIFE

INVESTOR PRESENTATION

March 2026

SAFE HARBOR STATEMENT

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future or projections by third parties are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "estimate", "plan", "anticipate", "expect", "imply", "intend", "believe", "project", "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements expressed or implied in this presentation include our projected market opportunity, expectations related to sales drivers, projected revenue for fiscal 2025, plans and expectations for product development , new product introduction, inventory growth and adequacy, and sales channel expansion, our expectations as to future consumer responses to our product and future sentiment related to gun violence, our ability to penetrate the law enforcement and private security markets and the associated time frame, the extent to which our strategic acquisitions strengthen our competitive moat, our projected sales breakdown by market channels and product types, our target profit margins, our expected execution of our share repurchase program and our expectations as to the size of the buyback and the value it will create. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements expressed or Implied in this presentation. Risks that could cause actual results to differ from those anticipated include: recurrence or escalation of recent disruption of production, new product introduction and our ability to build inventory to meet demand and maintain Amazon warehouse and retailer shelf space related to ongoing, extended or new constraints to the supply for any reason including due to the ongoing pandemic, extended export permit delays or air freight disruption that could interfere with delivery of components or shipments out of South Africa where the Company has a production facility and in the United States, or elsewhere, new developments related to existing or new strains or COVID 19 or related events including reinstitution or expansion of curfews or government ordered shutdowns or stay-at-home orders, outbreaks in our facilities or new health and safety protocols, or further increases in rising component and freight costs and availability, any of which could disrupt product development or distribution, or operations of our suppliers and negatively impact prices, production, profit and revenues; our successful design and production of products, including products previously manufactured by third parties that we intend to manufacture in-house; our success in retaining key talent and recruiting in a highly competitive market, our ability to successfully to transition to managing production and sales of multiple product; our successful execution of plans to enter into new and potentially higher volume distribution channels; market response to our existing and new products; any design or production issues that may necessitate a recall or damage our reputation; our competitors' introduction of new products or execution of competing marketing strategies; and changes to our capital, new alternative investment or marketing opportunities, or other economic or market conditions that may lead us to suspend, change or terminate the intended repurchase of up to $10M of our common stock. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Although the Company has attempted to identify important factors (including in the Risk Factors referenced below) that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended . You should review "Risk Factors" contained in our Annual Report on Form 10-K for the year ended November 30, 2024 for more information about these and other risks. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company's business, cash flows, financial condition and results of operations. Important factors and risks that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks related to Byrna's limited operating history on which the business can be evaluated; risks related to Byrna's history of operating losses; risks related to Byrna's potential need for additional capital in the future to support operations and growth plans; risks related to whether Byrna can successfully implement its business plan for the sale of the Byrna HD; risk that revenue growth could be slower than expected and that the business, operating results and financial condition could be adversely affected; risks related to Byrna depending on the sale of the Byrna HD and on maintaining and strengthening the Byrna brand; risks related to Byrna depending on third-party suppliers including sole source providers for certain components and for chemical irritant projectiles; risks related to Byrna being subject to extensive regulation, non-compliance with which could result in fines, penalties and other costs and liabilities; risks related to the potential delivery of products with defects, which may make Byrna subject to product recalls or negative publicity, harm credibility, reduce market acceptance of Byrna products, and exposure the Company to liability; risks related to potential product liability lawsuits and other litigation against Byrna which could cause Byrna to incur substantial liabilities and to limit commercialization of any products that may be developed in the future; risks related to the markets for security products and defense technology, which are in a state of technological change which could have a material adverse impact on Byrna's business, financial condition and results of operations; risks related to macroeconomics, such as general economic conditions and epidemic and pandemic diseases (including the COVID-19 pandemic), could have a material adverse effect on Byrna's business, financial condition, results of operations, cash flows, and ability to comply with regulatory requirements; risks related to Byrna's performance being influenced by a variety of economic, social, and political factors; risks related to whether Byrna is able to protect its intellectual property, which may cause it to lose a competitive advantage or incur substantial litigation costs to protect its rights; risks related to Byrna's trading market being limited, and the trading market for its common stock may not develop or be sustained; risks related to Byrna's stock price, which may be volatile or may decline, including due to factors beyond Byrna's control.

Industry and Market Data

In this presentation, Byrna relies on and refers to information and statistics regarding Byrna and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

COUNTERVAILING SOCIETAL TRENDS

Increased Concerns About Safety and Less Tolerance Towards Gun Violence are a Tailwind for Byrna Products



65%
63%
61%
59%
57%
55%
53%
51%
49%
47%
45%
44%
42%
40%
38%
36%
34%
32%
30%
2020
2021
2022
2023
% Reporting That There is More Crime In The US Compared to Last Year
% Satisfied With the Nation's Laws or Policies on Guns

Sources:
More Americans See U.S. Crime Problem as Serious – November 2023. https://news.gallup.com/poll/470588/dissatisfaction-gun-laws-hits-new-high.aspx
Dissatisfaction With U.S. Gun Laws Hits New High – February 2023. https://news.gallup.com/poll/470588/dissatisfaction-gun-laws-hits-new-high.aspx

BYRNA IS PART OF THE SOLUTION

Our Mission

"To provide civilians, law enforcement officers and security professionals with a safe, reliable and effective non-lethal alternative to traditional firearms that will allow Byrna's customers to protect and defend themselves, their families and their community without the need to resort to deadly force."

PREPARED TO DEFEND | PREPARED FOR LIFE

BYRNA OVERVIEW


byrna
2033

Nasdaq

BYRN

Headquarters

Andover, Massachusetts

150 US Employees

Customers

750,000+ launchers sold over the last 5 years

30+ International Customers/Agencies

500+ Dealer Locations


LAUNCHERS
VIRTUOUS CYCLE
PROJECTILES
ACCESSORIES

Note: As of November 4, 2025.

US CONSUMER MARKET OPPORTUNITY

- **250MM Potential Customers in the US Consumer Market**
- **Estimated Lifetime Value of Customer - $1,000**
- **Total Addressable Market (US Consumer):**
  - **$250 Billion** ($100 Billion Gun Owners / $150 Billion Non-Gun Owners)
  - **Targeted Penetration of 5% of Non-Gun Owners and 10% of Gun Owners: ~$17.5 Billion**


byrna
US Consumer Market
250MM Adults
Non-Gun Owners
150M Adults
Gun Owners
100M Adults
Socially responsible self-protection tool
Familiar look and feel of a firearm

300,000+ unique ecommerce customers (all-time)

Note: Our TAM calculation is based on internal estimates of first time Byrna customers purchasing a full launcher system.

REGIONAL AND SEGMENT FOCUS

USMCA (US, Mexico and Canada)

- U.S. and Canada
  - Primarily Direct to Consumer (DTC) – Web and through dealers (99% of US/CAN sales)
  - Service inbound law enforcement and private security inquiries (<1% of US/CAN sales)
- Mexico
  - Primarily law enforcement focused with recent successes with local police agency penetrations
  - Actively pursuing large law enforcement agency sales

International

- Predominantly Law Enforcement sales
- Latin America
  - Cordoba Provincial Police (15,000 units committed)
  - Buenos Aires (Provincial, City and Airport Police) – 500 Launcher Order from Buenos Aires City Police
  - Sante Fe Provincial Police
- Other International
  - Prioritize only large, episodic opportunities (Indonesia)

PRODUCT OFFERING

Pistols and Rifles



Ammo & CO2



Defense Sprays and Alarms


FOX
BAD GUY REPELLENT

Accessories and Other



Note: Possession and use may be subject to state or local regulation.

HOW IT WORKS - PISTOLS



Byrna SD – Internals Cutaway

- First trigger pull punctures CO2 and propels projectile simultaneously using our patented technology
- Incapacitates an assailant from a safe standoff distance of up to 60 feet
- Compact and concealable – suitable for everyday carry
- Fires kinetic and chemical irritant projectiles
- Multiple shot capacity (up to 7 in one magazine)
- No license, background check or waiting period required
  - Byrna SD: $379 – Flagship pistol launcher
  - Byrna LE: $479 – 40% more capacity and 60% more power than the SD
  - Byrna CL: $549 – smallest and most concealable less-lethal launcher on the market. Maintains power of Byrna LE

Note: Possession and use may be subject to state or local regulation.

HOW IT WORKS - AMMO

- **2 Types of projectiles:**
  - Self-Defense (Chemical Irritants and Kinetic)
  - Training (Inert Powder and Eco-Friendly Powder)
- **Key features:**
  - .68 caliber projectiles compatible with all current Byrna launcher platforms (.61 for CL)
  - Break lines to ensure breakage upon impact
  - Sonically welded to hold shells together
  - Colored shell to identify payload
- **Re-occurring consumable sale**
- **Payload projectiles designed and manufactured in-house**



Byrna Pepper Projectile – Internal Cutaway


byrna
byrna


SELF-DEFENSE
TRAINING AND RECREATION
Pepper
Max
Kinetic
Inert
Eco-Kinetic

BYRNA GROWTH HISTORY



Net Revenue ($ in millions)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$8.9
$13.4
$8.7
$11.2
$8.0
$11.6
$12.4
$16.0
$8.4
$11.5
$7.1
$15.6
$16.7
$20.9
$28.0
$26.2
$28.5
$28.2
$35.2
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

FINANCIAL SNAPSHOT

($ in thousands)	Year Ended November 30, 2024	Year Ended November 30, 2025
Revenue	$85,756	$118,120
Gross Profit	$52,772	$71,470
Net Income	$12,792	$9,687
Adjusted EBITDA	$11,478	$16,810
Adjusted EBITDA %	*13.4%*	*14.2%*

Note: Adjusted EBITDA is a non-GAAP metric. Please see the appendix for a reconciliation of Adjusted EBITDA.

FINANCIAL POSITION

($ in thousands)	As of August 31, 2025 (unaudited)	As of November 30, 2025 (audited)
Cash	$6,495	$13,727
Inventory	$34,106	$32,694
Marketable Securities	$2,501	$1,754
Receivables	$8,872	$10,840
Payables + Accrued Liabilities	$12,698	$15,864
Debt	$0	$0
Net Working Capital	$43,757	$46,602

	As of August 31, 2025 (unaudited)	As of November 30, 2025 (audited)
Company Share Price ($)	$20.40	$18.25
Shares Outstanding (#)	22,694,966	22,678,715
Market Capitalization ($mm)	$463mm	$414mm

Note: Market Capitalization is calculated as share price as of the date multiplied by the shares outstanding.

NEW PRODUCT INNOVATION



Compact Launcher: High End Conceal Carry



Size Comparison: LE, SD, CL



Width Comparison: LE/SD, CL

- Launched ahead of schedule – shipping started May 2025
- Smallest, most concealable less-lethal launcher on the market
- 38% smaller than the Byrna SD yet hits as hard as the Byrna LE
  - Fires a .61 caliber projectile at 400 FPS
- Retains patented pull-pierce technology – CO_2 sits unpunctured indefinitely until trigger is pulled
- 5 Round Magazine, 15 Round Shot Capacity with 1 CO_2
- Made in US with 80% US Sourced Components

INVESTMENT THESIS

- Attractive Valuation
- Best-in-class product right for the times – Byrna offers a compelling solution to countervailing societal trends
- Leading position in nascent industry with an enormous total addressable market
- Strong tailwinds with public sentiment shifting towards less-lethal solutions
- Improving profitability metrics with strong cash generation supports long-term growth and provides ample staying power

CONTACT US

Tom Colton & Alec Wilson
Gateway Group, Inc.
T: 949-574-3860
BYRN@gateway-grp.com

PREPARED TO DEFEND | PREPARED FOR LIFE

APPENDIX

BYRNA LAUNCHERS
COMPARISON OVERVIEW


DISTANCE COMPARISON
Multiple Targets
STANDOFF DISTANCE = EQUALS SAFETY
BYRNA
EFFECTIVE DISTANCE
<-----20 meter----->
ELECTRO SHOCK
EFFECTIVE DISTANCE
<-----6 meter----->
PEPPERSPRAY
EFFECTIVE DISTANCE
<-3 meter->
BYRNA - NO DIRECT LINE OF SIGHT NEEDED
On impact, the projectile breaks open and the irritant powder quickly saturates the air.
The irritant powder forms a cloud which effectively incapacitate a threat.

ADJUSTED EBITDA RECONCILATION

($ in thousands)	Year Ended November 30, 2024	Year Ended November 30, 2025
Net Income (Loss)	$12,792	$9,687
Adjustments:		
Interest Income	($1,024)	($410)
Income tax expense (benefit)	($5,708)	$2,054
Depreciation and amortization	$1,491	$2,117
Non-GAAP EBITDA	$7,551	$13,448
Stock-based compensation expense	$3,403	$3,071
Impairment loss	-	-
Severance/Separation	$524	$291
Non-GAAP Adjusted EBITDA	$11,478	$16,810

Note: In addition to providing financial measurements based on generally accepted accounting principles in the United States (GAAP), we provide an additional financial metric that is not prepared in accordance with GAAP (non-GAAP) with presenting non-GAAP adjusted EBITDA. Management uses this non-GAAP financial measure, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes and to evaluate our financial performance. We believe that this non-GAAP financial measure helps us to identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we exclude in the calculations of the non-GAAP financial measure. Accordingly, we believe that this non-GAAP financial measure reflects our ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business and provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects. This non-GAAP financial measure does not replace the presentation of our GAAP financial results and should only be used as a supplement to, not as a substitute for, our financial results presented in accordance with GAAP. There are limitations in the use of non-GAAP measures, because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment concerning exclusions of items from the comparable non-GAAP financial measure. In addition, other companies may use other non-GAAP measures to evaluate their performance, or may calculate non-GAAP measures differently, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.

Adjusted EBITDA is defined as net (loss) income as reported in our condensed consolidated statements of operations and comprehensive (loss) income excluding the impact of (i) depreciation and amortization; (ii) income tax provision (benefit); (iii) interest income (expense); (iv) stock-based compensation expense, (v) impairment loss, and (vi) one time, non-recurring other expenses or income. Our Adjusted EBITDA measure eliminates potential differences in performance caused by variations in capital structures (affecting finance costs), tax positions, the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense). We also exclude certain one-time and non-cash costs.